UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2008
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)
(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 25, 2008, American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) issued a press release regarding AAM’s financial results for the three months ended March 31, 2008.
A copy of the press release is furnished as Exhibit 99.1.
Item 7.01 Regulation FD
AAM’s debt capital structure:
•	Total capacity under existing credit facilities at March 31, 2008 was approximately $1.6 billion.

•	Cash and availability under credit facilities at March 31, 2008 was approximately $1.1 billion.
AAM’s sales and production outlook for the major light truck product programs it supports in North America for GM and Chrysler LLC:
First Quarter 2008:
•	First quarter 2008 program volumes were down approximately 33% as compared to the first quarter 2007.

•	AAM’s content-per-vehicle of $1,326 was up approximately 6% as compared to the first quarter 2007.
Full year 2008:
•	AAM is withdrawing all revenue and volume guidance pending the resolution of the on-going International UAW strike called upon AAM.
AAM’s capital spending outlook:
•	AAM expects full year capital spending in 2008 to be approximately $180 — $200 million.
AAM’s free cash flow:
•	AAM defines free cash flow to be net cash provided by (or used in) operating activities less capital expenditures and dividends paid.
AAM’s new business backlog:
•	AAM’s new and incremental business backlog is approximately $1.3 billion and launches from 2008-2012.

•	Approximately 55% of AAM’s new business backlog launches in the 2008, 2009 and 2010 calendar years. The balance of the backlog will launch in 2011 and 2012.

•	Approximately $600 million of AAM’s new business backlog relates to awards supporting rear-wheel-drive and all-wheel-drive passenger car and crossover vehicle programs.

•	AAM is currently bidding on approximately $350 million of new business, all of which is non-GM business.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our current expectations regarding AAM’s cash flow outlook, capital spending outlook and new business backlog all of which are inherently uncertain and should be viewed with caution. Actual results and experience may differ materially due to many factors and risks that are described in the press release furnished as Exhibit 99.1 and discussed in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. It is not possible to foresee or identify all such factors and we assume no obligation to update any forward-looking statements or to disclose any subsequent facts, events or circumstances that may affect their accuracy.
The information contained in this Current Report shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description	Method of Furnishing

99.1	Press release dated April 25, 2008	Furnished with this Report

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date: April 25, 2008	By:	/s/ Michael K. Simonte
Michael K. Simonte
Group Vice President — Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press release dated April 25, 2008

5